UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 3, 2011

BIG SKY PRODUCTIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-152955	51-0670127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12021 Wilshire Blvd. Ste. 234, Los Angeles, CA  90025
(Address of principal executive offices and Zip Code)

310.430.1388
Registrant's telephone number, including area code

204 Mescal Circle NW, Albuquerque, New Mexico
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)
On February 3, 2011, the Board of Directors of Big Sky Productions, Inc. (the “Company”) dismissed by mutual agreement, Kyle L. Tingle, CPA, LLC (“KLT”), as its principal independent accountant.  On February 3, 2011, the Company engaged Davidson & Company LLP, Chartered Accountants as its principal independent accountant. The audit committee of the Company approved the dismissal of KLT and the engagement of Davidson & Company LLP as its independent auditor.

KLT’s report on the Company’s financial statements for each of the two fiscal years ended June 30, 2009 and June 30, 2010 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that such report on the Company’s financial statements contained an explanatory paragraph in respect to the substantial doubt about its ability to continue as a going concern.

During the Company’s fiscal years ended June 30, 2009 and June 30, 2010 and in the subsequent interim period through the date of dismissal, there were no disagreements, resolved or not, with KLT on any matter of accounting principles or practices, financial statement disclosure, or audit scope and procedures, which disagreement(s), if not resolved to the satisfaction of KLT, would have caused KLT to make reference to the subject matter of the disagreement(s) in connection with its report.

During the Company’s fiscal years ended June 30, 2009 and June 30, 2010 and in the subsequent interim period through the date of dismissal, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided KLT with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that he furnish us with a letter addressed to the Securities and Exchange Commission stating whether he agrees with the statements made in this Current Report on Form 8-K, and if not, stating the respects with which he does not agree. A copy of the letter provided from KLT will be filed as an exhibit to an amendment to this Current Report on Form 8-K.

(b)

During the Company’s fiscal years ended June 30, 2009 and June 30, 2010 and in the subsequent interim period through the date of appointment of Davidson & Company LLP on February 3, 2011, the Company has not consulted with Davidson & Company LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements, nor has Davidson & Company LLP provided to the Company a written report or oral advice that Davidson & Company LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, during such periods, the Company has not consulted with Davidson & Company LLP regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG SKY PRODUCTIONS, INC.

By:

/s/ Ellis Martin
Ellis Martin
President and Director

February 7, 2011